                                         Exhibit 10.37

                                PLEDGE AGREEMENT


   THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of
                                ---------
December 15, 1996 by PAR PHARMACEUTICAL, INC., a New Jersey corporation

("Pledgor), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York
---------
corporation ("Lender").
              ------


                              W I T N E S S E T H:
                              - - - - - - - - - -

   WHEREAS, Pledgor is the legal and beneficial owner of the outstanding shares of stock set forth on Schedule I hereto (the "Pledged Shares") and issued by the
                                              --------------
corporations identified on Schedule I hereto (together with any future Subsidiaries of Pledgor, each an "Issuer" and, collectively, the "Issuers");
                                  ------                          -------

   WHEREAS, Pledgor, the other credit parties signatory thereto and Lender have entered into the Loan and Security Agreement dated as of December 15, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the

"Loan Agreement"), providing for the making of revolving credit advances by
---------------
Lender to Pledgor. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement; and

   WHEREAS, Lender has required, as a condition to their entering into the Loan Agreement, that Pledgor pledge and grant to Lender, a security interest in the Pledged Collateral (as defined herein) to secure the payment and performance by Pledgor of the Secured Obligations (as defined herein);

   NOW, THEREFORE, in consideration of the premises and mutual covenants and in order to induce Lender to extend credit under the Loan Agreement, Pledgor hereby agrees with the Lender, as follows:

      SECTION 1.   PLEDGE.  Pledgor hereby pledges and grants to Lender, a
                   ------
continuing security interest in all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the "Pledged Collateral"):
 ------------------

      (a) the Pledged Shares of Pledgor; and

      (b) all additional shares of Stock of the Issuers hereafter acquired, received or owned by Pledgor (the "Additional Shares"); and
                                   -----------------

      (c) the certificates representing the Pledged Shares and the Additional Shares (all of which shall be deemed to be part of the Pledged Shares), and all products and Proceeds of any of such Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed to Pledgor in respect of or in exchange for any or all of such Pledged Shares.

      SECTION 2. SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                 ------------------------
Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, whether now existing or hereafter incurred, whether arising under the Loan Agreement, this Agreement, the other Loan Documents or otherwise (collectively, the "Secured Obligations").
                    -------------------

      SECTION 3. DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                 ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

                                     --14--

      SECTION 4. REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                 ------------------------------
warrants to Lender as follows:

      (a) The Pledged Shares have been duly authorized and validly issued and the Pledged Shares are fully paid and non-assessable. There are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the Pledged Shares. None of the Pledged Shares is subject to any shareholder agreement, voting trust agreement or any other agreement in respect of the rights of shareholders.

      (b) Pledgor is the sole legal and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any Person except for the security interest created by this Agreement. None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any applicable jurisdiction.

      (c) The pledge and delivery of the Pledged Collateral pursuant to this Agreement creates a valid first priority perfected security interest in the Pledged Collateral pledged by Pledgor (assuming possession at all times by Lender of the stock certificates representing the Pledged Shares), securing the payment of the Secured Obligations.

      (d) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either
(i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral of Pledgor pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally).

      (e) The Pledged Shares constitute the percentage of the issued and outstanding capital stock of all classes of each Issuer as set forth on Schedule I hereto.

      The foregoing representations and warranties shall be deemed to have been made by Pledgor on each date of each extension of credit by Lender under the Loan Agreement and the other Loan Documents.

      SECTION 5. FURTHER ASSURANCES; ADDITIONAL SHARES.
                 -------------------------------------

      (a) Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock powers, proxies, assignments, instruments and documents and take all further action, at Lender's request, that is reasonably necessary, in order to perfect, or maintain perfection of, any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral pledged by Pledgor and to carry out the provisions and purposes hereof.

      (b) Pledgor further agrees that it will, upon obtaining any Additional Shares pledge such Additional Shares to Lender and promptly (and in any event within three (3) Business Days) deliver to Lender a duly executed Pledge Agreement Supplement in substantially the form of Schedule II hereto (a "Pledge
                                                                         ------
Agreement Supplement") identifying the Additional Shares which are pledged by
--------------------
Pledgor pursuant to this Agreement. Pledgor hereby authorizes Lender to attach each executed Pledge Agreement Supplement to this Agreement and agrees that all Additional Shares listed on any Pledge Agreement Supplement delivered to Lender shall for all purposes hereunder constitute Pledged Shares and Pledged Collateral.

      (c) Pledgor agrees to defend the title to the Pledged Collateral pledged by Pledgor and the security interest therein of Lender under this Agreement against the Lien or claim of any Person and to maintain and preserve such security interest until the Termination Date.

      SECTION 6. VOTING RIGHTS; DIVIDENDS; ETC.
                 -----------------------------

      (a) Subject to Section 6(d) hereof, Pledgor shall be entitled to exercise
                     ------------
any and all voting, corporate and other consensual rights pertaining to the Pledged Shares or any part thereof; provided, however, that Pledgor shall
                                    --------  -------

                                     --15--
not exercise or shall refrain from exercising any such right if such action or inaction could have a material adverse effect on the value of the Pledged Collateral or any part thereof or affect the priority or perfection of Lender's Lien thereon or be inconsistent with or violate any provisions of this Agreement (including without limitation, Section 11 hereof), the Loan Agreement or any of
                               ----------
the other Loan Documents.  Subject to Section 6(d) hereof, Lender shall execute
                                      ------------
and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 6(a).
                          ------------

      (b) Subject to Section 6(d) hereof, and to the extent permitted by the
                     ------------
Loan Agreement, Pledgor shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares in the normal course of business of Issuers to the extent permitted under the Loan Agreement, including, without limitation, Section 5(i) thereof.

      (c) Any and all (i) dividends or other distributions paid or payable in the form of instruments and other property (other than cash dividends permitted under Section 6(b) hereof) received, receivable or otherwise distributed in
      ------------
respect of, or in exchange for, any Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, shall be in each case forthwith delivered to Lender to be held as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements).

      (d) Upon the occurrence and during the continuance of an Event of Default,
(i) all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this Section 6
                                                                  ---------
hereof and as sole legal and beneficial owner of the Pledged Collateral shall cease, and all such rights shall thereupon become vested in Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and (ii) all cash dividends or other distributions payable in respect of the Pledged Shares shall be paid to Lender and Pledgor's right to receive such payments and distributions pursuant to Section 6(b) hereof and otherwise as sole
                                       ------------
legal and beneficial owner of the Pledged Collateral shall immediately cease.

      (e) All dividends or other distributions which are received by Pledgor contrary to the provisions of this Section 6 shall be received in trust for the
                                   ---------
benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements).

      SECTION 7. COVENANTS.  Pledgor covenants and agrees with Lender from and
                 ---------
after the date of this Agreement that until the Termination Date Pledgor will not (a) sell, transfer or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by Pledgor without the prior written consent of Lender, except as expressly provided for and pursuant to the terms and conditions of Section 5 (i) of the Loan Agreement, (b) create or permit to
                  -------------
exist any Lien upon or with respect to any of the Pledged Collateral pledged by Pledgor, except for the security interest granted under this Agreement, and (c) enter into any agreement or understanding that purports to or may restrict or inhibit Lender's rights or remedies hereunder, including, without limitation, Lender's right to sell or otherwise dispose of the Pledged Collateral pledged by Pledgor.

      SECTION 8. LENDER MAY PERFORM.  If Pledgor fails to perform any agreement
                 ------------------
contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor.

      SECTION 9. NO ASSUMPTION OF DUTIES; REASONABLE CARE.  The rights and
                 ----------------------------------------
powers granted to Lender hereunder are being granted in order to preserve and protect Lender's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on Lender in connection therewith. Pledgor agrees that Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own securities and property, it being understood that Lender shall not have any

                                     --16--
responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

      SECTION 10.  SUBSEQUENT CHANGES AFFECTING COLLATERAL.  Pledgor represents
                   ---------------------------------------
to Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral pledged by Pledgor (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Pledgor covenants that it will not, without the prior written consent of Lender, except as expressly provided for and pursuant to the terms and conditions of Section 6.8(c) or (d) of the Loan Agreement, vote to enable, or take any other action to permit, any Issuer to issue any capital stock or to sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by Pledgor or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by Pledgor, except for the security interests granted under this Agreement.

      SECTION 11.  DEFAULTS AND REMEDIES.
                   ---------------------

      (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after five (5) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Lender was the outright owner thereof; provided, however, Lender shall not have any duty to exercise any such right or
--------  -------
to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Lender's place of business, or at any public building in New York, New York or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Lender may deem fair, and Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Lender reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer, employee or agent of Lender.

      (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Lender, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however,
                                                             --------  -------
that any sale or sales made after such postponement be after five (5) days' notice to Pledgor.

      (c) Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to Lender, that Lender has no
        ----------
adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 11 shall be specifically
                                               ----------
enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

      (d) In addition to remedies set forth in Section 11 above, Lender may, in
                                               ----------
its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or a part thereof by private sale in such manner and

                                     --17--
under such circumstances as Lender may deem necessary or advisable. Without limiting the generality of the foregoing, in any such event, Lender may, in its discretion, in accordance with applicable securities laws, (x) proceed to make such private sales, (y) approach and negotiate with a single possible purchaser to effect such sale, and (z) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 11, if any of the Pledged Collateral shall not be freely
     ----------
distributable to the public without registration under the Securities Act of 1933, as amended (or similar statute) (the "Act") at the time of any proposed
                                            ---
sale pursuant to this Section 11, then Lender shall not be required to effect
                      ----------
such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder or under any of the other Loan Documents (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person, bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure to so register) may be effected in compliance with 11 U.S.C. Sec. 101 et seq., as from time to time amended, and any successor or
                   -- ---
similar statute and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

      (e) Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph
(d), Lender may, in its discretion, elect to register any or all the Pledged Shares under the Act (or any applicable state securities law) in accordance with its rights hereunder. Pledgor, however, recognizes that Lender may be unable to effect a public sale of any or all the Pledged Shares and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lender shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor would be willing to do so.

      SECTION 12.  APPLICATION OF PROCEEDS.  Any cash held by Lender as Pledged
                   -----------------------
Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by Lender in accordance with the terms of the Loan Agreement.

      SECTION 13.  IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER.  Pledgor
                   ---------------------------------------------------
hereby authorizes and instructs each Issuer to comply with any instruction received by such Issuer from Lender in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that such Issuer shall be fully protected in so complying.

      SECTION 14.  MISCELLANEOUS PROVISIONS.
                   ------------------------

      SECTION 14.1  No Waiver; Cumulative Remedies.  Except by a written
                    ------------------------------
instrument pursuant to Section 14.5 hereof, neither Lender nor any Lender shall,
                       ------------
by any act, delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      SECTION 14.2  Notices.  All notices, approvals, consents or other
                    -------
communications required or desired to be given hereunder shall be in the form and manner, and delivered, if to Pledgor or any Issuer, at the address as set

                                     --18--
forth on the signature page hereof and, if to Lender at their respective addresses as set forth or referred to in, and in accordance with, Section 10.7
                                                                  ------------
of the Loan Agreement.

      SECTION 14.3  Headings.  The headings in this Agreement are for purposes
                    --------
of reference only and shall not affect the meaning or construction of any provision of this Agreement.

      SECTION 14.4  Severability.  The provisions of this Agreement are
                    ------------
severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

      SECTION 14.5  Amendments, Waivers and Consents.  Any amendment or waiver
                    --------------------------------
of any provision of this Agreement and any consent to any departure by Pledgor from any provision of this Agreement shall be effective only if made pursuant to a written instrument executed by Pledgor and Lender.

      SECTION 14.6  Interpretation of Agreement.  Time is of the essence in each
                    ---------------------------
provision of this Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not dealt with herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

      SECTION 14.7  Continuing Security Interest.  This Agreement shall create a
                    ----------------------------
continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the Termination Date, (ii) be binding upon Pledgor, its successors and permitted assigns under the Loan Documents, and (iii) inure to the benefit of Lender and its successors, transferees and assigns.

      SECTION 14.8  Survival of Provisions.  All representations, warranties and
                    ----------------------
covenants of Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only on the Termination Date.

      SECTION 14.9  Lien Absolute.  All rights of Lender hereunder, and all
                    -------------
obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

      (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty or repurchase obligation, for all or any of the Secured Obligations; or

      (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

      SECTION 14.10  Reinstatement.  This Agreement shall remain in full force
                     -------------
and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any

                                     --19--
significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      SECTION 14.11  Waivers.  Pledgor waives notice of acceptance of this
                     -------
Agreement, and also presentment, demand, protest and notice of dishonor or default of any and all of the Secured Obligations, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Agreement.

      SECTION 14.12  Final Expression.  This Agreement, together with any other
                     ----------------
agreement executed in connection herewith, is intended by the parties as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

      SECTION 14.13  Counterparts.  This Agreement may be executed in one or
                     ------------
more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

      SECTION 15.  GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY
                   -------------
OF THE OTHER LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

      SECTION 16.  Dating.  Although this Pledge Agreement is dated as of the
                   ------
date first written above for convenience, this Pledge Agreement shall be effective on December __, 1996.

                                     --20--

      IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed and delivered by their duly authorized officer as of the date first above written.


                                      PLEDGOR:


                                      PAR PHARMACEUTICAL, INC.

                                      By:______________________________________
                                             Dennis J. O'Connor
                                            Title:


Accepted and Acknowledged by:

GENERAL ELECTRIC CAPITAL CORPORATION


By:___________________________________
    Martin S. Greenberg
    Duly Authorized Signatory

                                     --21--

                                   SCHEDULE I

                                 PLEDGED SHARES
                                 --------------

                                                  Share
                                  Class of     Certificate         Number of     Percentage of
Issuer                             Stock       Number(s)        Pledged Shares    Outstanding
------                             -----       --------         --------------    -----------
Quad Pharmaceuticals, Inc.       Series B
                                 Preferred       B-1               100               100%

Quad Pharmaceuticals, Inc.       Common          3                  60               100%
Nutriceutical Resources, Inc.    Common          1                 100               100%

                                     --22--

                                  SCHEDULE II
                                  -----------

                          PLEDGE AGREEMENT SUPPLEMENT
                          ---------------------------

      This Pledge Agreement Supplement, dated as of _______, 19__, is delivered pursuant to Section 5 of the Pledge Agreement referred to below. The
            ---------
undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Pledge Agreement dated as of December 15, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement";
                                                           ----------------
the terms defined therein and not otherwise defined herein being used as therein defined), made by Par Pharmaceutical, Inc. to General Electric Capital Corporation) and that the shares of capital stock or other securities listed on this Pledge Agreement Supplement shall be and become part of the Pledged Shares and Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations.

      The undersigned agrees that the shares listed below of [Name of Company]
                                                             -----------------
shall for all purposes constitute Pledged Shares and Pledged Collateral and shall be subject to the security interest created by the Pledge Agreement.

      The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement of the undersigned are true and
             ---------
correct as to the Pledged Collateral listed herein on and as of the date hereof.

                         PAR PHARMACEUTICAL, INC.



                                      By:
                                         --------------------
                                                Title:


                Stock
 Class of    Certificate     Par    Number
  Stock       Number(s)     Value  of Shares
----------  --------------  -----  ---------

                                     --23--

                           ACKNOWLEDGMENT AND CONSENT


       The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of December 15, 1996, made and entered into by and between PAR PHARMACEUTICAL, INC. and GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"),
                                                                    ------
(as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"). Each of the undersigned agrees for the benefit of Lender
 ----------------
as follows:


1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify Lender promptly in writing of the occurrence of any of the events described in Section 6(c) of the Pledge Agreement.

3. The terms of Section 11(c) of the Pledge Agreement shall apply to the undersigned, mutatis mutandis, with respect to all actions that may be
                  ------- --------
     required of it under or pursuant to or arising out of Section 11 of the Pledge Agreement.


                            [NAME OF ISSUER]



                            By:__________________________
                              Name:
                              Title:

                                     --24--